UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2019

NEXPOINT RESIDENTIAL TRUST, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Maryland	001-36663	47-1881359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 628-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NXRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

NexPoint Residential Trust, Inc. (the “Company”) completed the previously disclosed sale of The Pointe at the Foothills, Belmont at Duck Creek, The Ashlar, Heatherstone and Edgewater at Sandy Springs on August 28, 2019 and the previously disclosed sale of Abbington Heights on August 30, 2019 (together the “Portfolio”) to an unaffiliated third party for approximately $289.9 million. For property level information regarding the Portfolio, see the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, which was filed with the Securities and Exchange Commission (the “SEC”) on July 30, 2019, which information is incorporated by reference herein. The Company used the proceeds from the sale to fund a portion of the purchase price of the previously disclosed acquisition of the Pembroke Apartments, which, as further discussed below, closed on August 30, 2019. The Company will also use the proceeds from the sale to fund a portion of the purchase price of the previously disclosed acquisition of the Arbors of Brentwood.

The Company also completed the previously disclosed acquisition of the Pembroke Apartments on August 30, 2019 from an unaffiliated third party for approximately $322.0 million. For property level information regarding the Pembroke Apartments, see the Company’s Current Report on Form 8-K, which was filed with the SEC on August 13, 2019, which information is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)  Financial Statements. The financial information relating to the Pembroke Apartments required under Rule 3-14 of Regulation S-X will be filed by an amendment to this report no later than November 18, 2019, which is the first business day that is 71 calendar days from the date that the report relating to the Pembroke Apartments is required to be filed.

(b)  Pro Forma Financial Information. The pro forma financial information relating to the Pembroke Apartments required under Article 11 of Regulation S-X will be filed by an amendment to this report no later than November 18, 2019, which is the first business day that is 71 calendar days from the date that the report relating to the Pembroke Apartments is required be filed.

The pro forma financial information relating to the Portfolio required under Article 11 of Regulation S-X has been included in this Current Report on Form 8-K as set forth below.

Unaudited Pro Forma Consolidated Financial Information	3

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2019	4

Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2019 and the year ended December 31, 2018	5

Notes to Unaudited Pro Forma Consolidated Financial Statements	7

(d)  Exhibits. None.

Cautionary Notice Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as “will”, “expect,” “intend” and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the expected use of proceeds from the property disposition and the acquisition of the Arbors of Brentwood. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and the Company’s other filings with the SEC for a more complete discussion of the risks and other factors that could affect any forward-looking statements. Except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this report.

NEXPOINT RESIDENTIAL TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma information should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 19, 2019. In addition, this unaudited pro forma information should be read in conjunction with the Company’s unaudited historical consolidated financial statements and the notes thereto as filed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, which was filed with the SEC on July 30, 2019.

The following unaudited pro forma consolidated balance sheet as of June 30, 2019 has been prepared to give effect to the disposition of the Portfolio as if the disposition occurred on June 30, 2019.

The following unaudited pro forma consolidated statement of operations for the year ended December 31, 2018 has been prepared to give effect to the disposition of the Portfolio as if the disposition occurred on January 1, 2018.

The following unaudited pro forma consolidated statement of operations for the six months ended June 30, 2019 has been prepared to give effect to the disposition of the Portfolio as if the disposition occurred on January 1, 2018.

These unaudited pro forma consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the disposition of the Portfolio been consummated on January 1, 2018 or June 30, 2019.

In the opinion of the Company’s management, all adjustments necessary to reflect the effect of the transaction described above have been included in the pro forma consolidated financial statements.

NEXPOINT RESIDENTIAL TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2019

(in thousands, except share and per share amounts)

	NXRT, Inc. (Historical) (a)	Disposition of Portfolio (b)	Pro Forma Total
ASSETS
Operating Real Estate Investments
Land	$203,748	$—	$203,748
Buildings and improvements	914,771	—	914,771
Intangible lease assets	2,971	—	2,971
Construction in progress	612	—	612
Furniture, fixtures, and equipment	57,545	—	57,545

Total Gross Operating Real Estate Investments	1,179,647	—	1,179,647
Accumulated depreciation and amortization	(127,118)	—	(127,118)

Total Net Operating Real Estate Investments	1,052,529	—	1,052,529
Real estate held for sale, net of accumulated depreciation of $897 and $897, respectively	175,968	(158,499)	17,469

Total Net Real Estate Investments	1,228,497	(158,499)	1,069,998
Cash and cash equivalents	16,892	139,048 (c)	155,940
Restricted cash	22,676	(1,724)	20,952
Accounts receivable	2,667	(246)	2,421
Prepaid and other assets	3,826	(328)	3,498
Fair market value of interest rate swaps	2,363	—	2,363

TOTAL ASSETS	$1,276,921	$(21,749)	$1,255,172

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgages payable, net	$769,973	$—	$769,973
Mortgages payable held for sale, net	156,636	(143,414)	13,222
Credit facility, net	51,536	—	51,536
Accounts payable and other accrued liabilities	6,679	(411)	6,268
Accrued real estate taxes payable	10,192	(1,358)	8,834
Accrued interest payable	3,086	(483)	2,603
Security deposit liability	2,032	(299)	1,733
Prepaid rents	1,554	(291)	1,263
Fair market value of interest rate swaps	853	—	853

Total Liabilities	1,002,541	(146,256)	856,285

Redeemable noncontrolling interests in the Operating Partnership	3,032	—	3,032

Stockholders’ Equity:
Preferred stock, $0.01 par value: 100,000,000 shares authorized; 0 shares issued	—	—	—
Common stock, $0.01 par value: 500,000,000 shares authorized; 23,895,442 and 23,499,635 shares issued and outstanding, respectively	238	—	238
Additional paid-in capital	297,448	—	297,448
Accumulated earnings less dividends	(26,824)	124,507 (d)	97,683
Accumulated other comprehensive income	486	—	486

Total Stockholders’ Equity	271,348	124,507	395,855

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,276,921	$(21,749)	$1,255,172

See accompanying notes to the unaudited pro forma consolidated financial statements

NEXPOINT RESIDENTIAL TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2019

(in thousands, except share and per share amounts)

	NXRT, Inc. (Historical) (a)	Disposition of Portfolio (b)		Pro Forma Total
Revenues
Rental income	$74,033	$(11,548)		$62,485
Other income	10,524	(2,041)		8,483

Total revenues	84,557	(13,589)		70,968

Expenses
Property operating expenses	19,800	(3,466)		16,334
Real estate taxes and insurance	11,322	(1,466)		9,856
Property management fees	2,531	(408)		2,123
Advisory and administrative fees	3,722	(321	)(c)	3,401
Corporate general and administrative expenses	4,974	—		4,974
Property general and administrative expenses	3,426	(595)		2,831
Depreciation and amortization	28,464	(2,073)		26,391

Total expenses	74,239	(8,329)		65,910

Operating income before gain on sales of real estate	10,318	(5,260)		5,058
Gain on sales of real estate	—	—		—

Operating income	10,318	(5,260)		5,058
Interest expense	(16,678)	3,096		(13,582)
Loss on extinguishment of debt and modification costs	—	—		—

Net loss	(6,360)	(2,164)		(8,524)
Net loss attributable to redeemable noncontrolling interests in the Operating Partnership	(19)	(8)		(27)

Net loss attributable to common stockholders	$(6,341)	$(2,156)		$(8,497)

Other comprehensive loss
Unrealized losses on interest rate derivatives	(16,611)	—		(16,611)

Total comprehensive loss	(22,971)	(2,164)		(25,135)
Comprehensive loss attributable to redeemable noncontrolling interests in the Operating Partnership	(69)	(8)		(77)

Comprehensive loss attributable to common stockholders	$(22,902)	$(2,156)		$(25,058)

Weighted average common shares outstanding – basic	23,643	—		23,643

Weighted average common shares outstanding – diluted	24,139	—		24,139

Loss per share – basic	$(0.27)	$(0.09)		$(0.36)

Loss per share – diluted	$(0.27)	$(0.09)		$(0.36)

See accompanying notes to the unaudited pro forma consolidated financial statements

NEXPOINT RESIDENTIAL TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

(in thousands, except share and per share amounts)

	NXRT, Inc. (Historical) (d)	Disposition of Portfolio (e)		Pro Forma Total
Revenues
Rental income	$127,964	$(22,363)		$105,601
Other income	18,633	(3,798)		14,835

Total revenues	146,597	(26,161)		120,436

Expenses
Property operating expenses	35,824	(7,226)		28,598
Acquisition costs	—	—		—
Real estate taxes and insurance	20,713	(2,897)		17,816
Property management fees	4,382	(790)		3,592
Advisory and administrative fees	7,474	(649	)(f)	6,825
Corporate general and administrative expenses	7,808	—		7,808
Property general and administrative expenses	6,134	(1,139)		4,995
Depreciation and amortization	47,470	(8,535)		38,935

Total expenses	129,805	(21,236)		108,569

Operating income	16,792	(4,925)		11,867
Interest expense	(28,572)	5,358		(23,214)
Loss on extinguishment of debt and modification costs	(3,576)	620		(2,956)
Gain on sales of real estate	13,742	—		13,742

Net income (loss)	(1,614)	1,053		(561)
Net income attributable to noncontrolling interests	—	—		—
Net income (loss) attributable to redeemable noncontrolling interests in the Operating Partnership	(5)	—		(4)

Net income (loss) attributable to common stockholders	$(1,609)	$1,053		$(557)

Other comprehensive income
Unrealized gains on interest rate derivatives	1,931	—		1,931

Total comprehensive income	317	1,053		1,370
Comprehensive income attributable to noncontrolling interests	—	—		—
Comprehensive income attributable to redeemable noncontrolling interests in the Operating Partnership	1	1		2

Comprehensive income attributable to common stockholders	$316	$1,052		$1,368

Weighted average common shares outstanding – basic	21,189	—		21,189

Weighted average common shares outstanding – diluted	21,667	—		21,667

Earnings (loss) per share – basic	$(0.08)	$0.05		$(0.03)

Earnings (loss) per share – diluted	$(0.08)	$0.05		$(0.03)

See accompanying notes to the unaudited pro forma consolidated financial statements

NEXPOINT RESIDENTIAL TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Balance sheet adjustments

(a)

Represents the unaudited historical consolidated balance sheet of NexPoint Residential Trust, Inc. and subsidiaries (the “Company”) as of June 30, 2019. See the historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2019.

(b)	Reflects the disposition of the Portfolio as if it occurred on June 30, 2019.

(c)	Represents the proceeds from the sale of the Portfolio after adjustments for closing costs, repayment of outstanding debt and other liabilities related to the Portfolio as of June 30, 2019.

(d)

Reflects the change in accumulated earnings arising from the disposition of the Portfolio, net of any estimated gain on disposition. This change has not been reflected in the pro forma consolidated statement of operations because it is considered to be non-recurring in nature.

Income statement adjustments

(a)

Represents the unaudited historical consolidated operations of the Company for the six months ended June 30, 2019. See the historical consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2019.

(b)	Represents the pro forma change in operations that would result if the Portfolio had been disposed of by the Company on January 1, 2018.

(c)	Represents the impact to advisory and administrative fees assuming the sale of the Portfolio occurred on January 1, 2018.

(d)

Represents the audited historical consolidated operations of the Company for the year ended December 31, 2018. See the historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

(e)	Represents the pro forma change in operations that would result if the Portfolio had been disposed of by the Company on January 1, 2018.

(f)	Represents the impact to advisory and administrative fees assuming the sale of the Portfolio occurred on January 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT RESIDENTIAL TRUST, INC.

By:	/s/ Brian Mitts
Name: Brian Mitts Title: Chief Financial Officer, Executive VP-Finance, Secretary and Treasurer

Date: September 3, 2019